CONTACT: MATTHEW P. DEINES PRESIDENT & CEO (360) 457-0461 Randy Riffle Joins First Federal as Chief Lending Officer PORT ANGELES, WA – April 10, 2020 – First Northwest Bancorp (NASDAQ: FNWB) (“Company”), the holding company for First Federal Savings and Loan Association of Port Angeles (“Bank” or “First Federal”), today announced that Randy Riffle joined First Federal’s management team as Executive Vice President and Chief Lending Officer, effective April 13. Riffle will play a strategic role overseeing the management and development of all commercial lending programs, activities, and teams. “We are delighted and privileged to have Randy join our team. With over 20 years in banking, most recently as a Chief Credit Officer, he brings many years of significant sales and credit leadership experience,” said Matthew P. Deines, President and CEO. “He will add depth to our existing management team, and we look forward to leveraging his network and expertise. He is well connected with industry leaders, bankers and business owners throughout our market areas.” Riffle most recently served as Chief Credit Officer at First Financial Northwest Bank. Previously, he held progressive leadership positions at Key Bank. Riffle is a graduate of the University of Washington’s Pacific Coast Banking School (PCBS) and earned his B.S. Business Management/Finance from the University of Northern Iowa. He currently serves as Treasurer of the Pacific Bankers Management Institute Board and as LLC Vice Chair at PCBS. About the Company First Northwest Bancorp, a Washington corporation, is the bank holding company for First Federal Savings and Loan Association of Port Angeles. First Federal is a Washington state-chartered savings bank primarily serving communities in Western Washington State with thirteen banking locations - eight located within Clallam and Jefferson counties, two in Kitsap County, two in Whatcom County, and a lending center in King County. Forward Looking Statements Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company’s latest Annual Report on Form 10-K and other filings with the Securities and Exchange Commission ("SEC")-which are available on our website at www.ourfirstfed.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we make in this Press Release and in the other public statements we make may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2020 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect the Company’s operations and stock price performance. -0- Note: Transmitted on Globe Newswire on April 10, 2020 at 8:00 a.m. PDT.